UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey         07662

(Address of principal executive offices)     (Zip code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

ORBCOMM Inc. (the “Company”) is reporting that in December 2017, during an open period under the Company’s insider trading policy, each of the following executive officers of the Company: Marc Eisenberg (Chief Executive Officer), Robert Costantini (EVP and Chief Financial Officer), John Stolte (EVP Technology and Operations), Christian Le Brun (EVP, General Counsel and Secretary), Craig Malone (EVP of Product Development) and Constantine Milcos (SVP and Chief Accounting Officer), entered into a pre-arranged stock trading plan (a “Rule 10b5-1 Plan”) to sell shares of the Company’s common stock, par value $.001 (“Common Stock”), acquired upon the vesting of equity awards in the first quarter of 2018 held by such executive officers under the Company’s equity plans, to cover tax obligations associated with such vesting events. Each of these executive officers sold shares under his Rule 10b5-1 Plan on January 5, 2018 and continues to hold the remaining shares of Common Stock resulting from the vesting of the equity awards previously reported on the Forms 4 filed on January 3, 2018.

The Rule 10b5-1 Plans described above are intended to comply with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and the Company’s insider trading policy regarding transactions in its securities and will remain in effect until March 30, 2018. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt or amend a pre-arranged plan or contract for the sale of the company’s securities under specified conditions and at specified times. Any stock transactions under the Rule 10b5-1 Plans described above will be disclosed publicly through Form 4 filings by the individual executives with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of its executive officers, nor to report modifications or terminations of any such plans, including the Rule 10b5-1 Plans described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
	Name:	Christian Le Brun
	Title:	Executive Vice President, General Counsel and Secretary

Date: January 9, 2018

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